CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS (UNAUDITED) (Parenthetical) (USD $)	Jun. 30, 2014	Dec. 31, 2013
Allowance for doubtful accounts (in dollars)	$ 938,540	$ 935,865
Allowance for Doubtful Accounts, Other Receivables (in dollars)	$ 598,747	$ 598,747
Common stock, par value (in dollars per share)	$ 0.002731	$ 0.002731
Common stock, shares authorized	18,307,038	18,307,038
Common stock, shares issued	5,616,700	4,668,000
Common stock, shares outstanding	5,616,700	4,668,000